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                                                                    EXHIBIT 10.2

                     ELEVENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS ELEVENTH AMENDMENT TO LOAN INSTRUMENTS (this "Eleventh Amendment"), dated as of November 17, 1998, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by Borrowers of the Property and FCC Licenses of Beasely Broadcasting of Arkansas, Inc, a Delaware corporation, and KAAY License Limited Partnership, used in the operation of Station KAAY (AM), licensed to Little Rock, Arkansas (the "Eleventh Amendment Acquisition"). Lenders have agreed to give such consent, subject to the execution of this Eleventh Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITION AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Eleventh Amendment Acquisition. Based on the attached Schedule 1, Lenders hereby consent to the Eleventh Amendment Acquisition, subject to the satisfaction of the conditions contained in this Eleventh Amendment.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Eleventh Amendment Acquisition (i) Borrowers shall deliver to Agent amendments to the Exhibits attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to the Eleventh Amendment Acquisition and (ii) the Exhibit Amendments applicable to the Eleventh Amendment Acquisition shall be deemed to be part of the applicable Loan Instrument.


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                      2.2 USE AGREEMENT. Upon the consummation of the Eleventh
              Amendment Acquisition, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in the Eleventh Amendment Acquisition.

         3. CONDITIONS TO EFFECTIVENESS. This Eleventh Amendment shall not become effective with respect to the Eleventh Amendment Acquisition unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Eleventh Amendment Acquisition in a manner satisfactory to Agent as evidenced by a letter from Agent to CBC with respect thereto.

         4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Eleventh Amendment.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Eleventh Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Eleventh Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         7. COUNTERPARTS. This Eleventh Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, this Eleventh Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                            CITADEL BROADCASTING COMPANY,
                            CITADEL LICENSE, INC. and
                            CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation


                            By:
                                ------------------------------------------------
                                Donna L. Heffner
                                Vice President of each corporation


                            FINOVA CAPITAL CORPORATION, a Delaware corporation, individually and as Agent


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            BANKBOSTON, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            NATIONSBANK OF TEXAS, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                           THE BANK OF NEW YORK


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            UNION BANK OF CALIFORNIA, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


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